STEWARD FUNDS, INC.

ARTICLES SUPPLEMENTARY

Steward Funds, Inc., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940 (which is hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: Pursuant to the authority expressly vested in the Board of Directors of the Corporation by the charter of the Corporation and the Maryland General Corporation Law, the Board of Directors has designated and classified the Class A shares, Class C shares, Class R6 shares and Institutional Class shares of the Steward Small Cap Growth Fund series of the capital stock of the Corporation, all of which are unissued, into undesignated shares of the capital stock of the Corporation.

SECOND: (a) Immediately prior to the filing of these Articles Supplementary, the Corporation had the authority to issue 735,000,000 shares of capital stock, with a par value of $0.001 per share, for an aggregate par value of $735,000, which shares were designated and classified into the following series, which series were subdivided into the following classes:

SERIES	CLASSES	NUMBER OF SHARES
Steward Covered Call Income Fund		67,000,000
	Class A	16,000,000
	Class C	15,000,000
	Class R6	16,000,000
	Institutional Class	20,000,000

Steward Equity Market Neutral Fund		67,000,000
	Class A	16,000,000
	Class C	15,000,000
	Class R6	16,000,000
	Institutional Class	20,000,000

Steward Global Equity Income Fund		67,000,000
	Class A	16,000,000
	Class C	15,000,000
	Class R6	16,000,000
	Institutional Class	20,000,000

Steward International Enhanced Index Fund		67,000,000
	Class A	16,000,000
	Class C	15,000,000
	Class R6	16,000,000
	Institutional Class	20,000,000

Steward Values-Focused Large Cap Enhanced Index Fund		67,000,000
	Class A	16,000,000
	Class C	15,000,000
	Class R6	16,000,000
	Institutional Class	20,000,000

Steward Large Cap Growth Fund		67,000,000
	Class A	16,000,000
	Class C	15,000,000
	Class R6	16,000,000
	Institutional Class	20,000,000

Steward Large Cap Value Fund		67,000,000
	Class A	16,000,000
	Class C	15,000,000
	Class R6	16,000,000
	Institutional Class	20,000,000

Steward Select Bond Fund		65,000,000
	Class A	16,000,000
	Class C	13,000,000
	Class R6	16,000,000
	Institutional Class	20,000,000

Steward Small Cap Growth Fund		67,000,000
	Class A	16,000,000
	Class C	15,000,000
	Class R6	16,000,000
	Institutional Class	20,000,000

Steward Values-Focused Small-Mid Cap Enhanced Index Fund		67,000,000
	Class A	16,000,000
	Class C	15,000,000
	Class R6	16,000,000
	Institutional Class	20,000,000

Steward Large Cap Core Fund		67,000,000
	Class A	16,000,000
	Class C	15,000,000
	Class R6	16,000,000
	Institutional Class	20,000,000

(b) Immediately after the filing of these Articles Supplementary, the Corporation will have the authority to issue 735,000,000 shares of capital stock, with a par value of $0.001 per share, for an aggregate par value of $735,000, which shares will be designated and classified into the following series, which series will be subdivided into the following classes:

SERIES	CLASSES	NUMBER OF SHARES
Steward Covered Call Income Fund		67,000,000
	Class A	16,000,000
	Class C	15,000,000
	Class R6	16,000,000
	Institutional Class	20,000,000

Steward Equity Market Neutral Fund		67,000,000
	Class A	16,000,000
	Class C	15,000,000
	Class R6	16,000,000
	Institutional Class	20,000,000

Steward Global Equity Income Fund		67,000,000
	Class A	16,000,000
	Class C	15,000,000
	Class R6	16,000,000
	Institutional Class	20,000,000

Steward International Enhanced Index Fund		67,000,000
	Class A	16,000,000
	Class C	15,000,000
	Class R6	16,000,000
	Institutional Class	20,000,000

Steward Values-Focused Large Cap Enhanced Index Fund		67,000,000
	Class A	16,000,000
	Class C	15,000,000
	Class R6	16,000,000
	Institutional Class	20,000,000

Steward Large Cap Growth Fund		67,000,000
	Class A	16,000,000
	Class C	15,000,000
	Class R6	16,000,000
	Institutional Class	20,000,000

Steward Large Cap Value Fund		67,000,000
	Class A	16,000,000
	Class C	15,000,000
	Class R6	16,000,000
	Institutional Class	20,000,000

Steward Select Bond Fund		65,000,000
	Class A	16,000,000
	Class C	13,000,000
	Class R6	16,000,000
	Institutional Class	20,000,000

Steward Values-Focused Small-Mid Cap Enhanced Index Fund		67,000,000
	Class A	16,000,000
	Class C	15,000,000
	Class R6	16,000,000
	Institutional Class	20,000,000

Steward Large Cap Core Fund		67,000,000
	Class A	16,000,000
	Class C	15,000,000
	Class R6	16,000,000
	Institutional Class	20,000,000
Undesignated:		67,000,000

THIRD: Nothing herein shall limit, by inference or otherwise, the discretionary right of the Board of Directors of the Corporation to classify and reclassify and issue any unissued shares of the Corporation’s capital stock and to fix or alter all terms thereof to the full extent provided by the Charter of the Corporation.

FOURTH: The Board of Directors of the Corporation, acting at a meeting duly called and held on August 22, 2024, duly authorized and adopted resolutions designating and classifying the capital stock of the Corporation as set forth in these Articles Supplementary.

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IN WITNESS WHEREOF, Steward Funds, Inc. has caused these Articles Supplementary to be signed and acknowledged in its name and on its behalf by its President and attested to by its Secretary on this 22nd day of August 2024, and its President acknowledges that these Articles Supplementary are the act of Steward Funds, Inc. and he further acknowledges that, as to all matters or facts set forth herein which are required to be verified under oath, such matters and facts are true in all material respects to the best of his knowledge, information and belief, and that this statement is made under the penalties for perjury.

ATTEST:		STEWARD FUNDS, INC.

/s/ Jim Coppedge	By:	/s/ Robert C. Doll
Jim Coppedge		Robert C. Doll, CFA
Secretary		President